UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2011 (January 6, 2011)

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9317	04-6558834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)         (Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2011, the Board of Trustees of CommonWealth REIT, or the Company, elected Adam D. Portnoy as President of the Company effective January 10, 2011.  Mr. Portnoy, who will continue in his role as a Managing Trustee of the Company, replaces John A. Mannix, who resigned his position as President and Chief Investment Officer of the Company in order to permit him to focus on leading the Company’s acquisition efforts in Australia.  Mr. Mannix remains an Executive Vice President of Reit Management & Research LLC, or RMR, the Company’s manager.

Mr. Portnoy (age 40) has been one of the Company’s Managing Trustees since 2006 and also served as the Company’s Executive Vice President from 2003 through 2006.  Mr. Portnoy has been a Managing Trustee of Hospitality Properties Trust, or HPT, Senior Housing Properties Trust, or SNH, and Government Properties Income Trust, or GOV, since 2007, 2007 and 2009, respectively.  Mr. Portnoy has been a Managing Trustee of the RMR Funds,(1) except for RMR Funds Series Trust, since February 2009 until, with respect to a particular fund, its merger out of existence or dissolution.  Mr. Portnoy has served as a Director of Affiliates Insurance Company, or AIC, since 2008.  He was the President of GOV from its inception in 2009 until January 2011. Mr. Portnoy has been an executive officer of RMR since 2003 and currently is the President, Chief Executive Officer and a Director of RMR.  Additionally, Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc., or RMR Advisors, a Securities and Exchange Commission, or SEC, registered investment advisor.  Mr. Portnoy has been President and Director of RMR Advisors since 2007 and was a Vice President prior to that time since 2003.  He has also been President of the RMR Funds and portfolio manager of all of the RMR Funds, except for Old RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Asia Pacific Real Estate Fund, since 2007 or, if later, the commencement of the particular fund, until, with respect to a particular fund, its merger out of existence or dissolution. Prior to becoming President in 2007, Mr. Portnoy served as Vice President of certain of the RMR Funds beginning in 2004. Prior to 2004, Mr. Portnoy held various positions in the finance industry and public sector, including as a Senior Investment Officer of the International Finance Corporation (a member of The World Bank Group) and Vice President of an investment bank.  Mr. Portnoy is the son of Barry M. Portnoy, the Company’s other Managing Trustee.

The Company and Mr. Adam Portnoy are parties to an indemnification agreement entered into in 2006, on substantially the same terms as indemnification agreements entered into between the Company and each other officer and Trustee of the Company.  A representative copy of those indemnification agreements is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006.

The Company, HPT, SNH and GOV have business management and property management agreements with RMR.   In addition to Mr. Adam Portnoy’s relationships with RMR, HPT, SNH and GOV referred to above, the Company’s other Managing Trustee, Mr. Barry Portnoy, is the Chairman and an owner of RMR and serves as a Managing Trustee of the Company, HPT, SNH and GOV.  William A. Lamkin serves as an Independent Director of the Company and HPT, and Frederick N. Zeytoonjian serves as an Independent Director of the Company and SNH. The officers of the Company, HPT, SNH and GOV are also officers of RMR.

(1)  RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Dividend Capture Fund, Old RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund, RMR Funds Series Trust (which dissolved in 2009), RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund are collectively referred to herein as the “RMR Funds”.

GOV was formerly a 100% owned subsidiary of the Company that became a separately traded real estate investment trust with its initial public offering, or IPO, in 2009.  The Company currently owns approximately 24.6%, of GOV’s outstanding common shares.  In connection with GOV’s formation and IPO, the Company and GOV entered into a transaction agreement in which, among other things, the Company granted to GOV the right of first refusal to acquire any property owned by the Company that the Company determines to divest, if the property is then majority leased to a government tenant.  Since its IPO, the Company has sold fifteen properties to GOV.

SNH was a 100% owned subsidiary of the Company until SNH’s common shares were spun off to the Company’s shareholders in 1999.  Pursuant to previously reported agreements between the Company and SNH, the Company granted to SNH the right of first refusal to acquire certain properties leased by the Company principally to tenants in medical related businesses that the Company determines to divest.  In addition to certain prior sales, as previously reported, the Company in November 2010, agreed to sell 27 properties which are majority leased as medical office, clinic and biotech laboratory buildings to SNH pursuant to a series of agreements, and through the date of this Current Report has sold 21 of those properties.  SNH also owns 250,000 of the Company’s common shares.

The Company currently owns approximately 14.29% of the outstanding equity of AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including HPT, SNH and GOV, and all of the Trustees of the Company and the trustees and directors of the other shareholders of AIC are also directors of AIC.

For more information about the relationships among the Company, its Trustees, its executive officers, RMR, HPT, SNH, GOV, AIC, other companies to which RMR provides management services, and risks which arise from these relationships, please refer to the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), the Company’s Proxy Statement dated February 23, 2010 relating to the Company’s 2010 Annual Shareholders Meeting (including the information regarding the Company’s Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), and the Company’s Current Reports on Form 8-K dated November 12, 2010 and December 27, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated January 10, 2011.

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.

WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT MR. MANNIX IS RESIGNING TO PERMIT HIM TO FOCUS ON LEADING THE COMPANY’S ACQUISITION EFFORTS IN AUSTRALIA.  THIS MAY IMPLY THAT THE COMPANY WILL INCREASE ITS OWNERSHIP OF PROPERTIES IN AUSTRALIA.  IN FACT, THE COMPANY’S ABILITY TO INCREASE ITS INVESTMENTS IN AUSTRALIA WILL DEPEND UPON ITS ABILITY TO LOCATE PROPERTIES THE COMPANY WANTS TO PURCHASE AND ITS ABILITY TO NEGOTIATE ACCEPTABLE PURCHASE TERMS AND CLOSE THESE TRANSACTIONS. THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE ABLE TO INCREASE ITS INVESTMENTS IN AUSTRALIA.

•                  THIS CURRENT REPORT STATES THE COMPANY HAS PREVIOUSLY AGREED TO SELL CERTAIN PROPERTIES TO SNH, SOME OF WHICH HAVE NOT YET SOLD.  THE CLOSINGS OF THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS TO BE SATISFIED, SOME OR ALL OF THESE SALES MAY BE DELAYED AND MAY NOT OCCUR.  ALSO, THE COMPANY AND SNH MAY DECIDE TO ACCELERATE THESE CLOSINGS OR SOME OF THEM.

OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE COMPANY’S FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT ARE DESCRIBED UNDER THE CAPTION “RISK FACTORS” IN EACH OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, AND THE COMPANY’S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name: John C. Popeo
Title: Treasurer and Chief Financial Officer

Dated:  January 10, 2011